UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P.Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2016

DATE OF REPORTING PERIOD:	November 1, 2015 through April 30, 2016

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended April 30, 2016, originally filed with the U.S. Securities and Exchange Commission on June 21, 2016 (Accession Number 0001193125-16-627446) (“Original Filing”), to amend Item 1, “Reports to Shareholders.” The purpose of the Amendment is to correct the date of the contractual expense limitation agreement for each Fund. Other than the aforementioned revision, the Amendment does not reflect events occurring after the Original Filing, or modify or update the disclosures therein in any way.

Item 1 (as supplemented further herein) to the Amendment is incorporated by reference to the semi-annual report for each Fund contained in Item 1 of the Original Filing. Item 2 through Item 12(a)(1) to the Amendment are incorporated by reference to the Original Filing.

Item 1. Report to Shareholders

CALAMOS INVESTMENT TRUST

SUPPLEMENTDATED JULY 21, 2016

TO THE SEMI-ANNUAL REPORT DATED APRIL 30, 2016

This Supplement revises information contained in the above-dated Semi-Annual Report to shareholders for Calamos Investment Trust and should be read in conjunction with the Semi-Annual Report to shareholders.

The following replaces in its entirety similar information appearing under the heading “Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties” starting on page 163 of the Semi-Annual Report.

Calamos Advisors has contractually agreed to reimburse Fund expenses to the extent necessary so that Total Annual FundOperating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as a percentage of each Fund’s respective average net assets are limited to the following amounts:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Convertible Fund	1.35%	—	2.10%	1.10%	1.60%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.75%	2.25%
Hedged Equity Income Fund	1.25%	—	2.00%	1.00%	1.50%
Phineus Long/Short Fund	2.00%	—	2.75%	1.75%	—
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

These agreements are binding on Calamos Advisors through March 31, 2017 for all Funds other than Phineus Long/Short Fund. The agreementfor Phineus Long/Short Fund is binding on Calamos Advisors through March 31, 2018.